PROVIDENCE SERVICE CORPORATION

LogistiCare

Simplura HEALTH GROUP





CREATING THE NATION'S PREEMINENT SOCIAL DETERMINANTS OF HEALTH COMPANY

THE PROVIDENCE SERVICE CORPORATION

September 29, 2020

NASDAQ: PRSC

FORWARD-LOOKING STATEMENTS

Certain statements contained in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as "may," "will," "should," "expect," "anticipate," "believe," "estimate," "intend," and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These forward-looking may include the incremental impact on our adjusted earnings per share, the anticipated potential short payback period due to Simplura's attractive cash flow profile, expected increase in revenues, adjusted EBITDA, Adjusted EBITDA Margin, pro forma net debt and other measures of financial performance, potential future plans, strategies or transactions and other anticipated benefits of the proposed acquisition, including estimated synergies and customer cost savings resulting from the proposed acquisition, the expected timing of completion of the proposed acquisition, the estimated costs associated with the proposed acquisition and other statement that are not historical facts. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: the ability to obtain regulatory approvals, or the possibility that they may delay the transaction or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the acquisition may not be satisfied; our ability to integrate our and Simplura's businesses successfully and to achieve anticipated synergies; the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company's operations; potential litigation relating to the proposed transaction that could be instituted against us or our directors; possible disruptions from the proposed transaction that could harm us and our business, including current plans and operations; our ability to retain, attract and hire key personnel; potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the acquisition; potential business uncertainty, including changes to existing business relationships, during the pendency of the acquisition that could affect our financial performance; certain restrictions during the pendency of the acquisition that may impact our ability to pursue certain business opportunities or strategic transactions; continued availability of capital and financing and rating agency actions; legislative, regulatory and economic developments; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management's response to any of the aforementioned factors; the early termination for non-renewal of contracts; our ability to successfully respond to governmental requests for proposal; our ability to fulfill our contractual obligations; our ability to identify and successfully complete and integrate other acquisitions; our ability to identify and realize the benefits of strategic initiatives; the loss of any of the significant payors from whom we generate a significant amount of our revenue; our ability to accurately estimate the cost of performing under certain capitated contracts; our ability to match the timing of the costs of new contracts with its related revenue; the outcome of pending or future litigation; our ability to attract and retain senior management and other qualified employees; our ability to successfully complete recent divestitures or business termination; the accuracy of representations and warranties and strength of related indemnities provided to us in acquisitions or claims made against us for representations and warranties and related indemnities in our dispositions; our ability to effectively compete in the marketplace; inadequacies in or security breaches of our information technology systems, including our ability to protect private data; the impact of COVID-19 on us, including: the duration and scope of the pandemic; governmental, business and individuals' actions taken in response to the pandemic; economic activity and actions taken in response; the effect on our clients and client demand for our services; and the ability of our clients to pay for our services; seasonal fluctuations in our operations; impairment of long-lived assets; the adequacy of our insurance coverage for automobile, general liability, professional liability and workers' compensation; damage to our reputation by inaccurate, misleading or negative media coverage; our ability to comply with government healthcare and other regulations; changes in budgetary priorities of government entities that fund our services; failure to adequately comply with patient and service user information regulations; possible actions under Medicare and Medicaid programs for false claims or recoupment of funds for noncompliance; changes in the regulatory landscape applicable to Matrix; changes to our estimated income tax liability from audits or otherwise; our ability to meet restrictive covenants in our credit agreement; restrictions in the terms of our preferred stock; the costs of complying with public company reporting obligations; and the accuracy of our accounting estimates and assumptions.

The Company has provided additional information in our annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward- looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIMPLURA ACQUISITION ANNOUNCEMENT

- On September 28, 2020, The Providence Service Corporation entered into a definitive agreement with One Equity Partners to acquire Simplura Health Group ("Simplura") for $575 million.

- Simplura is the parent company of a large network of home health and personal care agencies across seven states.

- **Today's agenda:**
  - Strategic rationale
  - Social determinants of health ("SDOH") pioneers
  - Overview of Simplura Health Group
  - Market opportunity and industry tailwinds
  - Deal summary
  - Pro-forma financials

STRATEGIC RATIONALE

Accelerates Providence's vision to create the nation's preeminent **Social Determinants of Health** company

Unites two **complementary pioneers** that serve similar, highly vulnerable patient populations and deepens existing customer relationships

Adds a **personal care / home health leader** with **high customer retention rates**, a track record of **consistent growth** and a **strong free cash flow profile**

Expands Providence's **total addressable market** significantly in a **fast-growing** segment of healthcare with **favorable tailwinds**

Leverages **management's and Board's home health expertise** and provides a **new platform for growth** through a **higher multiple, higher margin business**

Delivers **immediate earnings accretion**, **transformative growth**, and an **attractive pro forma business model** with projected **short payback period**

WELL POSITIONED TO BE AN INTEGRATED SOCIAL DETERMINANTS OF HEALTH COMPANY



Simplura HEALTH GROUP
LogistiCare
LogistiCare
Personal Care
Behavioral / Social
Nutrition
Medication Management
Transportation
Remote Monitoring
Home Nursing
Hospice
House Calls
Dialysis / Infusion
Equipment / Supplies
Telemedicine
Clinical Interventions

- PRSC is one of the largest players in SDOH today with unique technology, risk and data capabilities
- Combined organization will have platforms across multiple high value segments:
    - Transportation
    - Personal Care
    - Nutrition / food
- Clear path to better coordinate and integrate service lines and drive efficiencies via technology
- Goal to shift over time to bundled, value-based contracting, similar to non-emergency medical transportation ("NEMT")

PRSC has a unique opportunity to organize, standardize and integrate day-to-day supportive services, addressing gaps in current value-based care models and enabling longitudinal care management.

TWO COMPLEMENTARY SDOH PIONEERS

LogistiCare

The largest non-emergency medical transportation provider in the US

Simplura
HEALTH GROUP

A leading provider of non-medical personal care in the home

Common Mission

Enabling people to remain independent in their homes
Lowering the cost of healthcare
Improved patient outcomes and quality of life

Serving Similar Vulnerable Populations

Seniors
Chronically ill
Disabled adults

Deepens Existing Customer Relationships

States
Managed Care Organizations
Opportunity for multi-capitated services
Expanding Medicare Opportunities

OVERVIEW OF SIMPLURA

LTM Revenue (6/30/20)	• $463.1 million
LTM EBITDA (6/30/20)[1]	• $49.6 million
Services Overview	• Provides non-medical home care to Medicaid patient populations, including seniors and disabled adults, in need of care monitoring and assistance performing activities of daily living
Growth Strategy	• Drive census in existing markets, increase penetration into managed care, evaluate strategic tuck-in opportunities, and expand into new markets and programs
Customer Profile	• High-cost, high-acuity patients (aged, blind, disabled), including patients with multiple co-morbidities and those requiring many medications
Geographic Footprint	• NY, PA, MA, FL, NJ, WV, CT

By the Numbers

7 States	**>20mm** Hours of Care/Year	**~14,000** Care givers
9 Acquisitions over last 5 years	**Mid-Teens** Revenue CAGR	**10% - 12%** EBITDA Margin

Simplura Enables Aging in Place and Supports Wellness

- Meal Prep
- Rx Reminder
- Bathing
- Assist with Dressing
- Personal Hygiene
- Assist with Ambulation



[1]Refer to GAAP to Non-GAAP reconciliation in appendix

SIMPLURA VALUE PROPOSITION

Individuals and Families

- Enables care in the preferred, most familiar home setting, allowing aging-in-place
- Provides companionship and personalized care
- Drives improved health outcomes and satisfaction (enhanced quality of life)

Physicians

- Encourages patient adherence to medicine regimes
- Delivers data and insights to improve early diagnosis and assist in guiding clinical interventions
- Monitors patient wellbeing for implementation of long-term care management strategies

Payors

- Lowers the cost of care by delaying or eliminating the need for care in more expensive settings
- Without personal care, patients typically progress to nursing homes at more than 2x the cost
- Long-term partner to Medicaid payors with significant growth opportunity in Medicare Advantage

Simplura provides personal care in the consumer-preferred home setting, enhancing quality of life for members while lowering cost of care for payors

SIGNIFICANTLY EXPANDS ADDRESSABLE MARKET IN A LARGE AND HIGH-GROWTH ADJACENCY


$63.0B
Add ~$55B for Personal Care Services Market[1]
Core NEMT Market[2]
$8.0B
Add ~$4B for Medicare Advantage Growth (potential NEMT benefit expansion and enrollment increases over the next decade)
$4.3B
Existing U.S. NEMT Market (est.)
$1.7B
LogistiCare (2019 revenue)[3]

The personal care market is expected to grow to ~$100 billion by 2024 (~9-14% CAGR)[1] benefiting from the same trends as NEMT

[1]Source: McKinsey; [2]Based on company estimates; excludes ~$6B for adjacent market opportunities (e.g., Workers Comp, VA, Food Delivery, Retirees); [3]Pro forma for the National MedTrans acquisition

MULTIPLE TAILWINDS SUPPORTING GROWTH

Positive Demographic Trends Will Support Growth for Years

Daily Average Number of U.S. Population Turning 65 Years Old (thousands)



Baby Boomers Begin Turning 65
5.5
5.5
5.8
6.2
7.2
7.3
9.8
9.3
9.6
10.2
10.8
11.3
11.3
11.6
11.4
2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 2028

65+ Years Old U.S. Population (millions)



Percent of Population
15% 17% 21% 22% 22% 23%
49.2
56.1
73.1
80.8
85.7
94.7
2016 2020 2030 2040 2050 2060

Well Positioned for Value-Based Care Environment: Lowest Cost Care Setting

Daily Cost of Care by Setting



$2,882
~95% Cost Savings
$1,512
$1,415
$388
$189
Hospital
LTACH
IRF
SNF
Homecare

Medicaid LTSS Spend by HCBS vs Institutional



73%
65%
57%
51%
43%
27%
36%
43%
49%
57%
Institutional LTSS
Home and Community-Based Services
2000 2004 2008 2012 2016

Sources: Wall Street research, U.S. Census Bureau, U.S. Government Accountability Office, Centers for Medicare and Medicaid Services.

DEAL SUMMARY: FINANCIALLY COMPELLING

Purchase Price	• $575 million • 100% cash consideration
Transaction Multiple	• 11.6x EV / LTM (6/30/20) Adjusted EBITDA[1] of $49.6 million
Anticipated Financing	• Fully committed debt financing from Jefferies and Deutsche Bank
Pro Forma Leverage	• Pro forma net debt to 6/30/20E LTM EBITDA of 3.6x • Rapid deleveraging expected
Accretion	• Immediately accretive to PRSC's Adjusted EPS before synergies
Closing	• Customary closing conditions • Transaction expected to close in 4Q 2020

Publicly-traded peer company Addus HomeCare trades at an EV multiple of approximately 19x EBITDA (LTM 6/30/20)[2]

[1] *Refer to GAAP to Non-GAAP reconciliation in appendix*

[2] *Source: calculated by Jefferies LLC*

PRO FORMA MIX

LogistiCare | LogistiCare + Simplura HEALTH GROUP

REVENUE MIX


NEMT
100%
NEMT
76%
Homecare
24%

PAYOR MIX


MCOs
51%
State
Medicaid
Agencies
49%
MCOs
53%
State
Medicaid
Agencies
47%

Combination diversifies LogistiCare from a pure play NEMT broker to a manger of multiple benefits

Source: Company's internal estimates.

PRO FORMA FINANCIALS: ENHANCED SCALE, MARGIN AND ORGANIC GROWTH OPPORTUNITY

LTM (6/30/20; in millions)[1]	LogistiCare	Simplura HEALTH GROUP	Pro Forma
Revenue[2]	$1,427.7	$463.1	$1,890.8
Adjusted EBITDA[3]	$105.6	$49.6	$155.2
Adjusted EBITDA Margin %	7.4%	10.7%	8.2%
Industry Growth	Low to mid single-digit	High single-digit to mid-teens	Blended rate

[1] *Unaudited financials*
[2] *LogistiCare revenue is not pro forma for National MedTrans acquisition.*
[3] *Refer to GAAP to Non-GAAP reconciliation in appendix.*

TOGETHER WE HAVE MULTIPLE GROWTH LEVERS

Deliver on organic growth pillars at LogistiCare

RIGHT PEOPLE IN THE RIGHT SEATS
Ensuring each person is in the role that best fits their skills and capabilities

VOICE OF THE CUSTOMER
Creating a best-in-class experience for our customers and members

TRANSFORMATIONAL GROWTH
Growing beyond being the largest NEMT provider into a durable healthcare transportation company

SINGLE REPEATABLE MODEL
Standardizing and being more customer-centric across each contact center

ENHANCED TECHNOLOGY PLATFORM
Rollout of in-demand product that brings the best capabilities of LogistiCare Technology Platform

REBRANDING
Defining our company's mission, vision, and values and tying them to our external and internal brand

Execute on Simplura growth pathways

- Existing market growth
- Managed care penetration
- New markets and programs
- Opportunistic M&A

Deepen payor relationships by creating a “one-stop shop” for Social Determinants of Health solutions

APPENDIX

SIMPLURA - GAAP TO NON-GAAP RECONCILIATION

In thousands	LTM 6/30/20
GAAP net loss	$(77)
Adjusted EBITDA addbacks:	
Interest expenses, net	24,733
Depreciation and amortization	22,465
Income tax expense	875
Other, net[1]	1,578
Adjusted EBITDA (non-GAAP)	**$49,574**

[1] Reflects impact of various one-time, non-recurring items (including negative impact of COVID-19)

IR CONTACT

The Equity Group

Kalle Ahl, CFA

(212) 836-9614

kahl@equityny.com